UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K



                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) December 1, 1997



                                  UNIDYN, CORP.
             ------------------------------------------------------
                         (Formerly Macaw Capital, Inc.)
             (Exact name of registrant as specified in its charter)



              NEVADA                     33-55254-31          87-0438639
-------------------------------------------------------------------------------
     (State or other jurisdiction        (Commission         (IRS Employer
          of incorporation)              File Number)      Identification No.)


7201 E. Camelback Road, Suite 250, Scottsdale, Arizona                    85251
-------------------------------------------------------------------------------
(Address of principal executive offices)                             (Zip Code)


                                 (602) 970-5500
             --------------------------------------------------
             Registrant's telephone number, including area code



         3098 So. Highland Drive, Suite 460, Salt Lake City, Utah 84106
         ---------------------------------------------------------------
                 (Former address, if changed since last report)

ITEM 1.  Changes in Control of Registrant.

                  See Item 2.

ITEM 2.  Acquisition of Assets.

                  On December 1, 1997, Macaw Capital, Inc. ("the Company") concluded a multi-party agreement with the following entities: UniDyn, Inc., a company organized under the laws of the Bahamas, and Universal Dynamics, Inc., an Arizona corporation and subsidiary of UniDyn, Inc. Pursuant to the agreement, the Company acquired from UniDyn, Inc. (i) 80% of the issued and outstanding stock of DVCS Ltd., a company organized under the laws of the United Kingdom and a wholly owned subsidiary of UniDyn, Inc., and (ii) all rights and technology for a project known as the "Sterling" printed circuit board (PCB) testing systems. The Company acquired from Univeral Dynamics, Inc., certain of its assets including equipment, inventory, accounts receivable, software and other intangible assets.

                    As consideration for the assets acquired, the Company issued 3,000,000 authorized but unissued shares of its common stock, and a promissory note in the amount of $2,000,000. Of the 3,000,000 shares issued, UniDyn, Inc. received 1,822,000 shares, Universal Dynamics, Inc. received 982,000 shares, and other interested parties received 196,000 shares.

                  Simultaneously, Krista Nielson and Sasha Belliston, the directors of the Company, resigned and Terry W. Neild and Ira Gentry were elected to the Board of Directors of the Company, resulting in effective control of the Company passing to the new board of directors. No material relationship existed or now exists, between any former director, officer or affiliate of either the Company, UniDyn, Inc., Universal Dynamics, Inc. or DVCS Ltd.


                  The table below sets forth the percentage of voting securities of the Company now beneficially owned by controlling shareholders, officers and directors after an eight-for-one forward split as discussed in ITEM 5 below:

                                  Number of Shares                    Percent of
Owner                             Beneficially Owner           Voting Securities
--------------------------------------------------------------------------------

UniDyn, Inc.                            14,576,000                         45.6%
Universal Dynamics, Inc.*                7,856,000                         24.6%
Terry W. Neild                             126,000                           .4%

All Officers and Directors as a Group    7,982,000                         25.0%

*Ira Gentry, President, CEO and Director of the Company, is the current President and a shareholder of Universal Dynamics, Inc.

             DVSC Ltd. is in the business of remanufacturing electrodynamic shakers and amplifiers. Shakers are devices used world-wide to provide environmental testing capabilities to a wide variety of original equipment manufactures (OEM). They also sell and support vibration control and shaker systems, while offering full service, training and system installation.

             The Sterling PCB testing business involves a technology for electronic manufacturing inspection systems. These systems will be used for inspecting freshly assembled printed circuit boards. The Sterling staff is currently writing a patent application.

             Universal  Dynamics  designs  and  manufactures  vibration  control
systems which  are  sold  through  multiple  OEM  customers.   These systems are
Microsoft Windows based and are used with electrodynamic shakers.

             The Company intends to continue to use and devote the acquired assets in the same business plan as described above.


ITEM 5.  Other Events.

             Effective December 3, 1997, pursuant to written action adopted unanimously by the Board of Directors and a majority of the shareholders, the Company changed its name to UniDyn, Corp, and approved an eight-for-one forward stock split on the Company's common stock as follows: Each outstanding share shall be converted into eight shares. Before the change, the Company was authorized to issue 100,000,000 shares of $.001 par value common stock; after the forward stock split the Company shall continue to be authorized to issue 100,000,000 shares of $.001 par value common stock. The number of outstanding shares of common stock affected by the forward split is 4,000,000. The number of issued and outstanding shares of common stock of the Company after the forward stock split is 32,000,000.

ITEM 7.  Financial Statements and Exhibits.

             It is impracticable to provide required financial statements concurrently with the filing of this report. The Company expects to file the financial statements within the required period.

             Exhibits:

             1Agreement between the Company, UniDyn, Inc. and Universal
              Dynamics, Inc.

                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  UNIDYN, CORP.
                                  (Formerly Macaw Capital, Inc.)




Dated: December 22, 1997                s\Ira Gentry
                                    --------------------------------------------
                                    By: Ira Gentry, President, CEO and Director





Dated: December 22, 1997                s\Terry Neild
                                    --------------------------------------------
                                    By: Terry Neild, Director

                                    EXHIBIT 1

                                    AGREEMENT

         THIS AGREEMENT, made and entered into in Las Vegas, Nevada sets forth the plan of reorganization as of the 25th day of November, 1997, by and between MACAW CAPITAL, INC., a Nevada corporation, herein called "PURCHASER", and UNIDYN, INC., a Bahamian corporation and UNIVERSAL DYNAMICS, INC., an Arizona corporation, hereinafter jointly called "SELLER".

PLAN OF REORGANIZATION
----------------------
         This plan of reorganization shall be a reorganization within the meaning of IRC (1987), Section 368(a)(1)(B) as amended. PURCHASER shall acquire 100% of all right, title and ownership in certain assets owned by SELLER in exchange solely for a part of PURCHASER'S voting common stock. It is understood and agreed by the parties that the transaction contemplated herein is termed a "shell transaction" or reverse merger/acquisition, the purpose of which is to provide a public trading market for the shares of PURCHASER/SELLER once the acquisition transaction is completed.

AGREEMENT
---------
         In order to consummate the foregoing plan of reorganization and in consideration of the mutual benefits to be derived therefrom and the mutual agreements hereinafter contained, PURCHASER and SELLER approve and adopt this agreement and plan of reorganization effective the closing date of December 1, 1997, and mutually covenant and agree with each other as follows:

SHARES TO BE TRANSFERRED AND SHARES TO BE ISSUED
------------------------------------------------
         On the closing date, set herein to be December 1, 1997, PURCHASER shall issue 3,000,000 shares of PURCHASER'S common stock bearing a restrictive legend. As of the date hereof, there are issued and outstanding one million (1,000,000) shares of common stock. It is understood by SELLER that PURCHASER is presently authorized to issue 100,000,000 shares of common stock.

         In exchange for PURCHASER'S stock being issued to SELLER as above described, SELLER shall on the closing date and contemporaneously with such issuance of PURCHASER'S common stock deliver to PURCHASER assets of SELLER as described above.

         All negotiations relative to this agreement and the transactions contemplated hereby have been conducted with the assistance of CAPITAL GENERAL CORPORATION who is acting as a broker, finder and consultant on behalf of both PURCHASER and SELLER. Both PURCHASER and SELLER agree to hold harmless and indemnify CAPITAL GENERAL CORPORATION from any and all claim, demand, cause of action or suit raised or filed in connection with the operation or promotion of PURCHASER and/or SELLER and the trading of PURCHASER/SELLER's shares. The parties agree that Capital General Corporation shall be paid $125,000.00 and 75,000 shares of restricted common stock as consideration for its services in this negotiating Agreement.

REPRESENTATIONS AND WARRANTIES OF SELLER
----------------------------------------
         To the best knowledge of the parties, no representation or warranty by PURCHASER in this agreement, nor any statement, certificate, schedule or exhibit hereto furnished or to be furnished by or on behalf of SELLER to this agreement, nor any document or certificate delivered to PURCHASER pursuant to this agreement or in connection with actions contemplated hereby, contains or shall contain any untrue statement of material fact or omits or shall omit a material fact necessary to make the statement contained therein not misleading.

          SELLER/PURCHASER understand and agree that upon the execution and closing of this agreement, the current officers and directors of PURCHASER, Krista Nielson and Sasha Belliston, will resign as officers and directors of PURCHASER and shall cease to be affiliates of PURCHASER.

         SELLER understands and agrees that PURCHASER is without substantial assets or liabilities and with its public shareholders is thus defined herein as a public "shell" corporation. SELLER understands and agrees that PURCHASER is a "shell" corporation and makes no claim on any assets owned by PURCHASER previous to the closing contemplated herein.

         There are no legal, administrative or other proceedings, or other claims, judgments, injunctions or restrictions, either threatened, pending or outstanding against or involving PURCHASER or SELLER which are known, or which they have reasonable grounds to know, of any basis for any such proceedings, or other claims, judgments, injunctions or restrictions, except as in the Prospectus attached hereto as Exhibit B and made a part of this Agreement or otherwise disclosed herein. Specifically, a "Complaint and Order Denying Exemptions and to Cease and Desist in the Matter of Capital General Corporation, David Rex Yeaman et al. filed by the State of New Jersey in January, 1994. This matter was resolved as disclosed in the Company's Form 10-Q/A filing with the SEC dated November 28, 1994. Also, on February 8, 1996, David R. Yeaman, formerly Secretary/Treasurer and a Director of the Company was charged in the U.S. District Court for the Eastern District of Pennsylvania with conspiracy, wire fraud and fraud in the offer, purchase and sale of securities, in violation of 18 U.S.C.ss. 2, 371 and 1343, 15 U.S.C. ss. 77q(a), 77x, 78j(b) and 78ff, and
17 C.F.R.  ss.  240.10b-5  (1986);  and, that, on April 16, 1997, Mr. Yeaman was convicted of one count of conspiracy, five counts of wire fraud and three counts of securities fraud; and, that while Mr. Yeaman has resigned his affiliation with PURCHASER, Yeaman Enterprises and Capital General Corporation, it is contemplated that he will provide assistance as may be necessary for an orderly transition of their affairs and he may continue to be deemed an affiliate of the Company by virtue of his familial and historical relationships with the Company, its shareholders, officers and directors.

         However, SELLER acknowledges and represents that he is aware of the risks of being a public company and understands and agrees that regulatory efforts regarding public shell transactions similar to the transaction contemplated herein has been and is currently being exerted by some states, the U.S. Securities and Exchange Commission and the National Association of Securities Dealers, Inc. (NASD). PURCHASER agrees to provide any supplemental information which may be requested by SELLER relating to any matter discussed herein or in the Prospectus attached hereto as Exhibit B.

         PURCHASER/SELLER understands and agrees that once this transaction is completed, it will be a public company subject to the extensive, complex state, federal and NASD securities regulations incumbent on public companies. In particular, the parties understand and agree that a Form 8-K must be filed with the United States Securities and Exchange Commission within fifteen days after closing which filing requires that audited financial statements be filed within sixty days after the filing of the 8-K and that such responsibility shall not be the responsibility of Capital General Corporation, its officers, directors or employees nor the existing officers of PURCHASER, but the sole responsibility of the new officers and directors of PURCHASER.

         SELLER acknowledges that they have carefully evaluated their financial resources and investment position and the risks associated with this transaction and acknowledges that they are able to bear the economic risks of this transaction. SELLER further acknowledges that their knowledge and experience in financial and business matters in general, and investments in particular, qualifies them as sophisticated investors, and therefore capable of evaluating the merits and risks of this transaction.

         SELLER acknowledges receipt of a copy of the Prospectus dated June 30, 1993, which is attached hereto as Exhibit B and made a part of this Agreement, setting forth the relevant terms, conditions and disclosures of PURCHASER, as well as such other information as SELLER deems necessary or appropriate as a prudent sophisticated and knowledgeable investor in evaluating the acquisition of PURCHASER'S shares and making this Agreement. SELLER has carefully read the Prospectus, including particularly the portion thereof entitled "Risk Factors" and acknowledges that PURCHASER has made available the opportunity to obtain additional information to verify the accuracy of the information contained in the Prospectus and to evaluate the merits and risks of this transaction. SELLER acknowledges that they have had the opportunity to ask questions of PURCHASER and CAPITAL GENERAL and have received satisfactory answers from PURCHASER, CAPITAL GENERAL, or its affiliates, associates or employees concerning the terms and conditions of this transaction and the information in the Prospectus.

         SELLER covenants and warrants that the shares of common stock of PURCHASER to be received by them pursuant to this agreement are being acquired for their own account and for investment and not with the present view toward the sale or distribution in the United States thereof and will not be disposed of except (i) pursuant to an effective registration statement under the Securities Act of 1933, as amended, or (ii) another transaction, which, in the opinion of counsel acceptable to PURCHASER, is exempt from registration under the Securities Act of 1933, as amended, or the rules and regulations of the Securities and Exchange Commission thereunder. In order to effectuate the covenants of this paragraph, an appropriate endorsement will be placed on the certificates for shares of common stock of PURCHASER delivered to SELLER pursuant to this agreement and stop transfer instructions shall be placed with the transfer agent for the securities.

         SELLER is aware that the shares distributed to him will not have been registered pursuant to the Securities Act of 1933, as amended; and, therefore, under current interpretations and applicable rules, particularly Rule 144 and Regulation S, he will probably have to retain such shares for a period of at least one (1) year and at the expiration of such one-year period his sale may be confined to brokerage transactions of limited amounts requiring a notification filing on Form 144 with the Securities and Exchange Commission and such disposition may be available only if the PURCHASER is current in his filings with the Securities and Exchange Commission and SELLER is aware of Rule 144 issued by the Securities and Exchange Commission under the Securities Act of 1933, as amended, and the other limitations imposed thereby on their disposition of PURCHASER'S shares.

         SELLER is aware that there can be no assurance regarding the individual tax consequences of this transaction, nor can there be any assurance that the Internal Revenue Code or the regulation promulgated thereunder will not be amended in such manner as to deprive SELLER of any tax benefit that might otherwise be received. SELLER is relying upon the advice of their personal tax advisor with respect to the tax aspects of this transaction.

         SELLER acknowledges that it is his responsibility to comply with the appropriate state and federal securities laws, as well as NASD rules and regulations, particularly secondary trading requirements. SELLER agrees to list PURCHASER in either Moody's Investor Services or Standard and Poors, exempting secondary trading of PURCHASER'S stock in those states providing for such secondary trading exemption.

REPRESENTATIONS AND WARRANTIES OF PURCHASER
-------------------------------------------
         To the knowledge of the officers of PURCHASER, PURCHASER is not a party to nor bound by any agreement, deed, lease, power of attorney or other instrument other than which is herein disclosed. PURCHASER has executed an Agreement with National Stock Transfer, Inc., a transfer agency company affiliated with CAPITAL GENERAL CORPORATION. A copy of this agreement is available for inspection by SELLER.

         PURCHASER represents and warrants that it is a corporation duly organized, validly existing and in good standing under the laws of the state of Nevada and that the execution and performance of this agreement and the issuance of stock contemplated hereby have been authorized by the board of directors of PURCHASER. The shares of PURCHASER'S common stock to be delivered pursuant to this agreement, when so delivered, will have been duly and validly authorized and issued by PURCHASER and will be fully-paid and nonassessable.`

         SELLER hereby further acknowledges and agrees that no representations or warranties have been made by PURCHASER or CAPITAL GENERAL CORPORATION as to the benefits to be derived by SELLER in completing this transaction. It is expressly understood and agreed that neither CAPITAL GENERAL CORPORATION nor
PURCHASER  or its  officers  or agents  have  made any  warranty  or  agreement, expressed or implied, as to the tax or securities consequences of the transactions contemplated by this agreement or the tax or securities consequences of any action pursuant to or growing out of this agreement.

ACTIONS PRIOR TO CLOSING
------------------------
         SELLER  shall duly comply with all  applicable  laws as may be required
for  the  valid  and  effective  transfer  of  property,   assets  and  business
contemplated by this agreement.

         The representations and warranties made by PURCHASER in this agreement or given on its behalf hereunder shall be substantially accurate in all material respects on and as of the closing date with the same effect as though such representations and warranties had been made or given on and as of the closing date.

         SELLER shall perform and comply with all its obligations under this agreement which are to be performed and complied with by it prior to or on the closing date including the delivery of its documents specified herein.

         This Agreement shall have been approved by the boards of directors of both PURCHASER and SELLER.

LAW GOVERNING
-------------
         It is understood and agreed that all communications, negotiations, meetings, agreements and understandings relative to this Agreement have taken place in or from the state of Nevada or the state of Washington. NO communications, offerings, proposals or other forms of negotiations have been conducted in or from the state of Utah. This agreement may not be modified or terminated orally, and shall be construed and interpreted according to the laws of the State of Nevada and enforced in its courts.

         Any and all disputes and controversies of every kind and nature between the parties hereto arising out of or relating to this Agreement relating to the existence, construction, validity, interpretation or meaning, performance, non-performance, enforcement, operation, breach, continuance or termination thereof shall be subject to an arbitration mutually agreeable to the parties or, in the absence of such mutual agreement, then subject to arbitration in accordance with the rules of the American Arbitration Association. It is the intent of the parties hereto and the purpose of this provision to make the submission to arbitration of any dispute or controversy arising hereunder an express condition precedent to any legal or equitable action or proceeding of any nature whatsoever.

ASSIGNMENT, AMENDMENT AND MODIFICATION
--------------------------------------
         This agreement shall not be assigned by any party without the written consent of the other. PURCHASER and SELLER may amend, modify and supplement this agreement in such manner as may be agreed upon by them in writing.

TERMINATION AND ABANDONMENT
---------------------------
         This agreement may be terminated and the transactions provided for by this agreement may be abandoned without liability on the part of any party to any other, at any time before the closing date by mutual consent of PURCHASER and SELLER. In the event of termination and abandonment by any party as herein provided, written notice shall forthwith be given to the other party, and each party shall pay its own expenses incident to preparation for the consummation of this agreement and the transactions contemplated hereunder. In the event that this Agreement has not been completed by the closing date or within thirty days thereafter, this Agreement and the transactions contemplated hereby shall be deemed to have been abandoned and neither party shall be under any further obligation to the other. In the event of such termination or abandonment, SELLER shall forfeit any deposits, payments or other consideration tendered in connection with the execution of this Agreement, unless otherwise expressly provided herein.

NOTICES
-------
         All notices, requests, demands and other communications hereunder shall be deemed to have been duly given, if delivered by hand or mailed, certified or registered mail with postage prepaid:

                  (a)  If to PURCHASER:
                  1800 E. Sahara, Suite 107
                  Las Vegas, Nevada  89104

                  (b)  If to SELLER:
                  7201 E. Camelback Raod, Suite 250
                  Scottsdale, Arizona 85251

ENTIRE AGREEMENT
----------------
         This instrument embodies the entire agreement between the parties hereto with respect to the transactions contemplated herein, and there have been and are no agreements, representations or warranties between the parties other than those set forth or provided for herein. Any announcements, amendments or modifications shall be set forth in writing and approved by the parties hereto.

         This  agreement  may  be  executed   simultaneously   in  two  or  more
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

FURTHER DOCUMENTS
-----------------
         PURCHASER and SELLER agree to execute any and all other documents and to take such other action or corporate proceedings as may be necessary or desirable to carry out the terms hereof.

IN WITNESS WHEREOF, the parties hereto have caused this agreement to be duly executed all as of the day and year first above written.


                           MACAW CAPITAL, INC. ("PURCHASER")



                           By:   s\Krista Nielson
                              ----------------------------
                                Krista Nielson, President


UNIDYN, INC. ("SELLER")                      UNIVERSAL DYNAMICS, INC. ("SELLER")




By:    s/Ashley Fredrick               By:    s/Ira Gentry
   --------------------------------       --------------------------------------
     Authorized Representative              Authorized Representative